SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 17, 1998


                       NL INDUSTRIES, INC.
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    (Exact name of registrant as specified in charter)



New Jersey                   1-640                    13-5267260
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(State or other       (Commission File No.)     (Employer ID No.)
jurisdiction of
incorporation)



16825 Northchase Dr., Suite 1200, Houston, Texas             77060
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(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code   (281) 423-3300
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                          Not Applicable
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  (Former name or former address, if changed since last report)

Item 5.           Other Events.


         On July 17, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein in its entirety by this reference, and on July 21, 1998, the Registrant issued the press release attached hereto as Exhibit 99.2 and incorporated herein in its entirety by this reference.



Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.


         (c)      Exhibits

                  (i)  Exhibit 99.1. Press Release dated July 17, 1998.

                  (ii) Exhibit 99.2. Press Release dated July 21, 1998.

                          *      *      *      *      *




                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   NL INDUSTRIES, INC.
                                                       (Registrant)


                                                   ---------------------------
                                                   /s/ Dennis G. Newkirk
                                                   Dennis G. Newkirk
                                                   Vice President & Controller



Dated: July 22, 1998